UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007

PROLINK HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25007 (Commission File Number)	65-0656268 (IRS Employer Identification No.)
410 South Benson Lane
Chandler, AZ 85224
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 961-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 24, 2007, ProLink Holdings Corp. (the “Company”) and its operating subsidiary, ProLink Solutions LLC (together with the Company, the “ProLink Entities”), entered into a First Modification to Loan and Security Agreement (the “First Modification”) with Comerica Bank as lender and security agent (the “Lender”). The First Modification amends the Loan and Security Agreement (the “Loan Agreement”), the Revolving Promissory Note (the “Revolving Note”) and the Term Promissory Note (the “Term Note”), each dated October 23, 2006 and filed as exhibits to the Company’s Current Report on Form 8-K filed on October 27, 2006, and the related security documents (collectively the “Loan Documents”).
     The First Modification amends the interest rate that accrues on the principal balances of the Revolving Note and the Term Note to 2% per annum in excess of the Base Rate, and removes the provisions for reductions in the interest rate under the Term Note and the Revolving Note so long as no Event of Default shall have occurred and be continuing. In addition to the regularly scheduled principal payments required to be made pursuant to the Term Note, the ProLink Entities will be obligated to make additional principal payments on the Term Note of $150,000 on or before June 8, 2007 and $150,000 on or before June 18, 2007.
     The First Modification also modifies the definition of “Borrowing Base” provided in the Loan Agreement, which modification shall only be effective through June 30, 2007, after which the meaning of “Borrowing Base” will be as originally defined in the Loan Agreement. The ProLink Entities will be required to immediately make any remargining payment required pursuant to the Loan Agreement as a result of such modification to the definition of “Borrowing Base.”
     Additionally, pursuant to the First Modification, the ProLink Entities will be assessed late fees of $5,000 any time the Borrower Base Certificate is not delivered by the specified deadline pursuant to the Loan Agreement. Such fee shall be due and payable on demand, and such provision will remain in effect until the ProLink Entities receive written notice of the Lender’s desire to no longer charge such late fee.
     The foregoing description of the First Modification does not purport to be complete and is qualified in its entirety by reference to the First Modification, a copy of which is attached hereto as Exhibit 10.1.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     On May 24, 2007, the ProLink Entities entered into a First Modification to Loan and Security Agreement with Comerica Bank, the material terms of which are described above under Item 1.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Number	Description

10.1	First Modification to Loan and Security Agreement, by and among ProLink Holdings Corp., ProLink Solutions LLC and Comerica Bank, dated May 24, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLINK HOLDINGS CORP.

Dated: May 25, 2007

/s/ Lawrence D. Bain

Lawrence D. Bain
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Modification to Loan and Security Agreement, by and among ProLink Holdings Corp., ProLink Solutions LLC and Comerica Bank, dated May 24, 2007.